UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
 (Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
 (Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
 (Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2017

Item 1. Report to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

ANNUAL REPORT

JUNE 30, 2017

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

29	Olstein Strategic
Opportunities Fund

55	Combined Notes to
Financial Statements

66	Report of Independent
Registered Public Accounting Firm

67	Additional Information

OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

13	Expense Example

15	Schedule of Investments

22	Statement of Assets
and Liabilities

24	Statement of Operations

25	Statements of Changes
in Net Assets

26	Financial Highlights

OLSTEIN ALL CAP VALUE FUND

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2017, Class C and Adviser Class shares of the Olstein All Cap Value Fund appreciated 19.42% and 20.56%, respectively.  During the same twelve month period the Russell 3000® Value Index appreciated 16.21% and the Russell 3000® Index appreciated 18.51%.  For the three-year period ended June 30, 2017, Class C and Adviser Class shares of the Olstein All Cap Value Fund had average annual returns of 5.95% and 7.02%, respectively.  During the same three-year period the Russell 3000® Value Index and Russell 3000® Index had average annual returns of 7.32% and 9.10%, respectively1.

MARKET OUTLOOK

Over the course of the Fund’s fiscal year, U.S. equity markets continued to climb with the S&P 500® Index gaining 17.90% during the twelve months ended June 30, 2017.  While the first half of the fiscal year saw spikes in volatility following the Brexit vote and immediately preceding the U.S. Presidential election, the second half yielded calmer markets.  Shaking off the difficulties of implementing health care reform and the challenges facing other policy priorities of the new administration, markets continued to rise during the first six months of 2017 (the latter half of the Fund’s fiscal year) lead by high price-earnings ratio social media stocks. Although enthusiastic expectations for accelerated economic growth through tax reform, regulatory

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/17, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 18.42%, 12.54%, and 4.00%, respectively. Per the Fund’s prospectus dated 10/31/16, the expense ratio for the Olstein All Cap Value Fund Class C was 2.26%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

relief and promised infrastructure spending have given way to the reality of politics as usual, we are finding what we believe are undervalued investments that are underneath the social media radar selling at material discounts to our calculation of intrinsic value.  We believe that by paying the correct price for these investments, we should be rewarded for our patience when the investing public sees visible signs that these stocks can produce normalized excess cash flow that, in our opinion, is not being properly valued by current market prices.

As value investors, we believe that the narrow range of companies responsible for a significant portion of S&P 500® Index performance during the first half of calendar 2017, characterized by the so-called FANG stocks (Facebook, Amazon, Netflix and Google), provides us with an ample supply of compelling investment opportunities.  The continued investor focus on a limited number of mega-capitalization technology companies has created many favorable opportunities for the Fund to buy good companies at what we believe to be bargain prices in broad segments of the equity markets.  While many investors chase the momentum of specific companies or sectors, we continue to invest in the equity securities of companies generating free cash flow whose real economic value we believe is unrecognized by the market, obscured by recent market momentum in new age growth stocks or overshadowed by temporary problems.

OUR STRATEGY

We believe it is important to weather market conditions, specific events and shifts in investor-driven momentum by favoring the equities of financially strong companies with stable or growing free cash flow that are run by managements that have a demonstrated history of deploying cash to the benefit of shareholders.  Periodic spikes in market volatility during the course of the Fund’s fiscal year created many individual opportunities that offered the potential for above-average capital appreciation.  Our quest for value is guided by two prerequisites: (1) valuing a company’s ability to generate sustainable future free cash flow and (2) securities prices that allow us to buy good companies, with solid balance sheets, and profitable business models, at very advantageous prices.  We believe that paying the right price is the most important factor which determines long-term performance.  We believe that the size and quantity of future errors determine long-term performance, and therefore not overpaying for a stock is critical to mitigating the impact of future errors on portfolio performance.  These principles guide our investment process and force us to focus on a company’s future prospects and value, while capitalizing on favorable prices as a result of what we believe are short-term factors.

OLSTEIN ALL CAP VALUE FUND

The All Cap Fund’s current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value.  We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow since, from our perspective as long-term value investors, we recognize that such companies are, in our opinion, well positioned to compete more profitably as economic growth improves.

PORTFOLIO REVIEW

At June 30, 2017, the Olstein All Cap Value Fund portfolio consisted of 98 holdings with an average weighted market capitalization of $95.73 billion.  During the fiscal year, the Fund initiated positions in thirty-five companies and strategically added to positions in six companies.  Over the same time period, the Fund eliminated its holdings in twenty-four companies and strategically decreased its holdings in another twenty three companies.

Positions initiated during the last twelve months include:  AGCO Corporation, Alphabet Inc., Axalta Coating Systems, Baxter Inc., BorgWarner Inc., Caterpillar Inc., Conduent Inc., Convergys Corporation, Coty Inc., The Danaher Corporation, Exxon Mobil Corporation, The Goodyear Tire & Rubber Company, Harley-Davidson, Inc., Hill-Rom Holdings, Inc., Hormel Foods Corporation, IBM Corporation, The J.M. Smucker Company, Mattel, Inc., Moody’s Investors Service, Inc., Newell Brands, Nike, Inc., Prosperity Bancshares, Inc., Prudential Financial, Inc., S&P Global Inc., Sensata Technologies, Inc., ServiceMaster Global Holdings, Inc., Skechers USA, Inc., Snap-on Incorporated, Stericycle Inc., Texas Instruments Inc., Thermo Fisher Scientific, VF Corporation, VWR Corporation, Western Digital Corporation and Winnebago Industries Inc.

Positions eliminated during the past twelve months include: AT&T Inc., Baker Hughes Incorporated, Brady Corporation, Dillard’s, Inc., DSW Inc., Express Scripts Holding Company, Harman International, Ingersoll-Rand plc, Johnson & Johnson, Kennametal Inc., The Kohl’s Corporation, Macy’s, Inc., Michael Kors Holdings Limited, Oshkosh Corporation, Packaging Corporation of America, Parker-Hannifin Corporation, Pentair plc, Sensient Technologies Corporation, Stryker Corporation, Verizon Communications, Inc., Vishay Intertechnology, Inc., The Vitamin Shoppe, The Wendy’s Company and Xylem Inc.

Our Leaders

The holdings which contributed positively to performance for the twelve-month reporting period include: Zebra Technologies, Citizens Financial

OLSTEIN ALL CAP VALUE FUND

Group, Harman International, Invesco Ltd., and Greenbrier Companies Inc.  At the close of the fiscal year the Fund continued to maintain positions in Zebra Technologies, Citizens Financial Group, Invesco Ltd., and Greenbrier Companies Inc.  The Fund sold its position in Harman International following the announcement of its acquisition by Samsung Electronics.  From the announcement of the acquisition on November 14, 2016 through the completion of the acquisition transaction in March 2017, the Fund exited its position in Harman at an average sale price of approximately $111 per share which represented a 54% increase over the $71.82 per share price of the stock at the beginning of the Fund’s fiscal year.

Our Laggards

Laggards during the twelve-month reporting period include: Vitamin Shoppe Inc., Vista Outdoor Inc., Michael Kors Holdings Limited, Bed Bath & Beyond Inc. and CVS Healthcare. At the close of the fiscal year the Fund maintained positions in Bed Bath & Beyond and CVS Healthcare.  During the fiscal year the Fund liquidated its positions in Vitamin Shoppe Inc., Vista Outdoor Inc. and Michael Kors Holdings Limited.

Although Vitamin Shoppe has a solid vitamin business with recurring revenues, the Fund liquidated its holdings in that entity because the company was unable to successfully offset the pricing pressures in other parts of its business, particularly in the highly competitive sports nutrition segment of the market.  The Fund liquidated its position in Vista Outdoor due to the ineffectiveness of the company’s turnaround strategy to build significant positive sales momentum and relieve ongoing pressure on profit margins.  Similarly, the Fund liquidated its position in Michael Kors as we lost confidence in the company’s ability to stabilize same store sales, drive positive momentum in its wholesale distribution business, and relieve competitive pressure on its accessories business, the largest contributor to company revenues.

FINAL THOUGHTS

Instead of making investment decisions on the basis of momentum or current market sentiment, we focus on opportunities for above average appreciation presented by companies whose future free cash flow is, in our opinion, not being properly valued in the stock market as a result of short-term problems, overall market negativity or just plain misperception.  Our strategy emphasizes the analysis of specific companies and our assessment of their long-term ability to generate and/or grow normalized free cash flow based on unique business fundamentals, rather than focusing on short-term stock market moves or the current fad of the day.  It is important to note that we do not automatically eliminate investing in high price-earnings companies or stocks

OLSTEIN ALL CAP VALUE FUND

whose prices have risen meteorically over a long period of time.  The big question is whether or not the current market prices are still not properly discounting our assessment of their continued ability to grow and/or generate future normalized free cash flow regardless of the price-earnings ratio.  For example, at the present time Apple, Google and Oracle are our three largest positions.  Properly predicting the future value of any company requires us to be reasonably close when estimating a company’s ability to generate normalized free cash flow.  We regard not being reasonably close (when predicting a company’s normalized ability to generate and/or grow future free cash flow) as our main risk when investing in any equity security.  Specifically, the most important question we ask ourselves is whether or not the cash return we expect from owning a share of the business over the next 3 to 5 years compensates us sufficiently in excess of the risk-free rate of return for the risk of investing in equities.  Correctly answering the previous question (after calculating whether the price we are paying is providing a discount to our estimate of future intrinsic value) can position the Fund to generate future above average investment returns.  The ability to identify stocks selling at prices that fail to discount their future ability to generate future normalized free cash flow is the key to the Fund’s long term success, whether that be with high price earnings ratio stocks or low price earnings ratio stocks.

We continue to focus on understanding a business, its potential to generate sustainable free cash flow and thus ultimately its value.  After identifying companies that meet well-defined investment criteria, we then take advantage of what we believe to be short-term factors affecting a specific company or temporary stock market negativity (which create downward price movements) to buy such companies at advantageous prices that increase the chance for a successful investment outcome.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation.  We look forward to writing to you again at the close of the year.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

Value of Shares Owned,
If Initial Investment
Date	was $10,000

9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
12/31/15	68,694
3/31/16	70,220
6/30/16	68,859
9/30/16	73,312
12/31/16	76,612
3/31/17	80,372
6/30/17	82,232

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 6/30/17, assuming reinvestment

OLSTEIN ALL CAP VALUE FUND

of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was 18.42%, 12.54%, and 4.00%, respectively. Per the Fund’s prospectus dated 10/31/16, the expense ratio for the Olstein All Cap Value Fund Class C was 2.26%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 6/30/17 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. There is no assurance that the Fund will achieve its investment objective.

The Russell 3000® Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. Past performance does not guarantee future results. The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. While not a Fund benchmark, the S&P 500® Index is considered to represent the U.S. stock market performance in general. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the index represents. Such costs would lower performance. Investors cannot invest directly in either index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. – Member FINRA

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/17.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value – Class C(1)	18.42%	12.54%	4.00%	6.11%	10.16%
Russell 3000® Value Index(2)	16.21%	13.89%	5.59%	8.13%	9.20%
Russell 3000® Index(3)	18.51%	14.58%	7.26%	8.66%	8.85%
S&P 500® Index(4)	17.90%	14.63%	7.18%	8.34%	8.80%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on September 21, 1995.

OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Fiscal Year End of 6/30/17.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	15 Year	Inception(5)
Olstein All Cap Value –
Adviser Class(1)	20.56%	13.59%	4.88%	6.97%	7.88%
Russell 3000® Value Index(2)	16.21%	13.89%	5.59%	8.13%	7.02%
Russell 3000® Index(3)	18.51%	14.58%	7.26%	8.66%	6.07%
S&P 500® Index(4)	17.90%	14.63%	7.18%	8.34%	5.54%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses for each period and thus represents a “net return”.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 3000® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on September 21, 1999.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of June 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on redemptions, if any (Class C only); and (2) ongoing costs, including management fees, distribution fees (12b-1) (Class C only), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 – June 30, 2017.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/17	6/30/17	1/1/17 – 6/30/17
Actual
Class C	$1,000.00	$1,073.40	$11.57
Adviser Class	$1,000.00	$1,078.30	$6.44

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.64	$11.23
Adviser Class	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.25% and 1.25% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2017

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2017

COMMON STOCKS – 92.7%
AEROSPACE & DEFENSE – 1.1%	Shares	Value
United Technologies Corporation	64,000	$7,815,040

AIR DELIVERY & FREIGHT SERVICES – 1.9%
FedEx Corp.	27,000	5,867,910
United Parcel Service, Inc. – Class B	67,000	7,409,530
		13,277,440

AIRLINES – 3.3%
Delta Air Lines, Inc.	164,300	8,829,482
JetBlue Airways Corporation (a)	334,700	7,641,201
Spirit Airlines, Inc. (a)	122,250	6,314,213
		22,784,896

AUTO COMPONENTS – 2.5%
BorgWarner, Inc.	90,000	3,812,400
Delphi Automotive PLC (b)	85,000	7,450,250
The Goodyear Tire & Rubber Company	167,000	5,838,320
		17,100,970

AUTO MANUFACTURERS – 1.3%
General Motors Company	264,500	9,238,985

BEVERAGES – 0.6%
PepsiCo, Inc.	38,000	4,388,620

BIOTECHNOLOGY – 0.8%
Charles River Laboratories International, Inc. (a)	53,000	5,360,950

COMMERCIAL BANKS – 5.6%
The Bank of New York Mellon Corporation	141,888	7,239,126
BB&T Corporation	111,000	5,040,510
Citizens Financial Group Inc.	202,000	7,207,360
Fifth Third Bancorp	232,000	6,022,720
Prosperity Bancshares, Inc.	115,000	7,387,600
U.S. Bancorp	113,500	5,892,920
		38,790,236

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 92.7% – continued
COMMERCIAL SERVICES – 1.6%	Shares	Value
Moody’s Corporation	45,300	$5,512,104
S&P Global Inc.	40,000	5,839,600
		11,351,704

COMMUNICATIONS EQUIPMENT – 0.8%
Cisco Systems, Inc.	188,000	5,884,400

COMPUTERS – 5.6%
Apple Inc.	113,000	16,274,260
Conduent Inc. (a)	408,500	6,511,490
Convergys Corporation	168,000	3,995,040
International Business Machines Corporation (IBM)	28,000	4,307,240
Western Digital Corporation	86,500	7,663,900
		38,751,930

CONSUMER FINANCE – 3.5%
American Express Company	99,306	8,365,537
MasterCard, Inc. – Class A	49,000	5,951,050
Visa Inc. – Class A	107,000	10,034,460
		24,351,047

CONSUMER SERVICES – 0.9%
ServiceMaster Global Holdings Inc. (a)	155,700	6,101,883

CONTAINERS & PACKAGING – 2.1%
Owens-Illinois, Inc. (a)	300,000	7,176,000
WestRock Company	129,750	7,351,635
		14,527,635

DIVERSIFIED FINANCIAL SERVICES – 4.0%
Franklin Resources, Inc.	119,700	5,361,363
Invesco Ltd. (b)	298,600	10,507,734
Janus Henderson Group PLC (a)(b)	106,000	3,509,660
Legg Mason, Inc.	214,100	8,170,056
		27,548,813

E-COMMERCE – 1.3%
eBay Inc. (a)	263,000	9,183,960

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 92.7% – continued
ELECTRONICS – 1.9%	Shares	Value
Keysight Technologies, Inc. (a)	242,000	$9,421,060
Sensata Technologies Holding N.V. (a)(b)	87,000	3,716,640
		13,137,700

ENERGY – 0.6%
Exxon Mobil Corporation	48,000	3,875,040

FOOD & DRUG RETAILERS – 1.4%
CVS Health Corporation	124,925	10,051,466

FOOD PRODUCTS – 1.5%
Hormel Foods Corporation	152,000	5,184,720
The JM Smucker Company	43,700	5,171,021
		10,355,741

HEALTH CARE EQUIPMENT & SUPPLIES – 8.8%
Baxter International Inc.	66,000	3,995,640
Becton, Dickinson and Company	27,100	5,287,481
Danaher Corporation	65,000	5,485,350
Hill-Rom Holdings, Inc.	43,000	3,423,230
Hologic, Inc. (a)	91,500	4,152,270
Intuitive Surgical, Inc. (a)	4,200	3,928,554
Medtronic, PLC (b)	91,150	8,089,562
Patterson Companies Inc.	160,500	7,535,475
VWR Corporation (a)	306,300	10,110,963
Zimmer Biomet Holdings, Inc.	72,000	9,244,800
		61,253,325

HEALTH CARE PROVIDERS & SERVICES – 1.5%
UnitedHealth Group Incorporated	29,000	5,377,180
Universal Health Services, Inc. – Class B	44,000	5,371,520
		10,748,700

HOTELS & LEISURE – 1.2%
SeaWorld Entertainment Inc.	493,580	8,030,547

HOUSEHOLD DURABLES – 1.8%
Newell Brands, Inc.	100,000	5,362,000
Snap-on Incorporated	45,900	7,252,200
		12,614,200

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 92.7% – continued
HOUSEHOLD PRODUCTS – 1.8%	Shares	Value
Coty, Inc. – Class A	396,000	$7,428,960
The Procter & Gamble Company	57,000	4,967,550
		12,396,510

INDUSTRIAL CONGLOMERATES – 1.3%
General Electric Company	332,900	8,991,629

INDUSTRIAL EQUIPMENT WHOLESALE – 1.4%
WESCO International, Inc. (a)	168,000	9,626,400

INSURANCE – 3.3%
Aon PLC (b)	51,500	6,846,925
Marsh & McLennan Companies, Inc.	67,000	5,223,320
Prudential Financial, Inc.	52,000	5,623,280
The Travelers Companies, Inc.	40,000	5,061,200
		22,754,725

INTERNET SOFTWARE & SERVICES – 2.8%
Alphabet Inc. – Class C (a)	21,000	19,083,330

MACHINERY – 1.9%
AGCO Corporation	28,000	1,886,920
Caterpillar Inc.	55,500	5,964,030
Regal Beloit Corporation	63,600	5,186,580
		13,037,530

MATERIALS – 0.8%
Axalta Coating Systems Ltd. (a)(b)	165,900	5,315,436

MEDIA – 7.3%
Comcast Corporation – Class A	200,000	7,784,000
Discovery Communications, Inc. – Class C (a)	391,040	9,858,118
Scripps Networks Interactive Inc. – Class A	153,400	10,478,754
Twenty-First Century Fox, Inc. – Class B	313,000	8,723,310
Viacom Inc. – Class B	195,100	6,549,507
The Walt Disney Company	68,500	7,278,125
		50,671,814

OFFICE ELECTRONICS – 1.0%
Zebra Technologies Corporation – Class A (a)	67,110	6,745,897

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 92.7% – continued
PHARMACEUTICALS – 1.0%	Shares	Value
Thermo Fisher Scientific, Inc.	23,000	$4,012,810
Zoetis Inc.	44,000	2,744,720
		6,757,530

RECREATIONAL VEHICLES – 0.9%
Harley-Davidson, Inc.	33,000	1,782,660
Winnebago Industries, Inc.	120,000	4,200,000
		5,982,660

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 2.2%
Intel Corporation	149,000	5,027,260
IPG Photonics Corporation (a)	35,800	5,194,580
Texas Instruments Incorporated	65,500	5,038,915
		15,260,755

SOFTWARE – 3.7%
Microsoft Corporation	120,000	8,271,600
Oracle Corporation	342,000	17,147,880
		25,419,480

SPECIALTY RETAIL – 2.3%
Bed Bath & Beyond Inc.	211,500	6,429,600
Big Lots, Inc.	60,900	2,941,470
Lowe’s Companies, Inc.	81,000	6,279,930
		15,651,000

TELECOMMUNICATIONS – 0.6%
Corning Incorporated	127,600	3,834,380

TEXTILES, APPAREL & LUXURY GOODS – 2.6%
Coach, Inc.	114,000	5,396,760
NIKE, Inc. – Class B	66,000	3,894,000
Skechers U.S.A., Inc. – Class A (a)	225,978	6,666,351
VF Corporation	33,000	1,900,800
		17,857,911

TOYS & GAMES – 0.3%
Mattel, Inc.	113,400	2,441,502

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 92.7% – continued
TRANSPORTATION EQUIPMENT – 0.8%	Shares	Value
The Greenbrier Companies, Inc.	113,669	$5,257,191

WASTE MANAGEMENT – 1.1%
Stericycle, Inc. (a)	104,500	7,975,440
TOTAL COMMON STOCKS (Cost $568,095,317)		641,586,348

SHORT-TERM INVESTMENT – 8.0%
MONEY MARKET MUTUAL FUND – 8.0%
Morgan Stanley Institutional Liquidity Fund – Government Portfolio –
Institutional Class, 0.86% (c)	55,732,437	55,732,437
TOTAL SHORT-TERM INVESTMENT (Cost $55,732,437)		55,732,437

TOTAL INVESTMENTS – 100.7%
(COST $623,827,754)		697,318,785
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(4,916,491)
TOTAL NET ASSETS – 100.0%		$692,402,294

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2017

Assets:
Investments, at value (at cost $623,827,754)	$697,318,785
Receivable for securities sold	1,076,708
Receivable for capital shares sold	706,410
Dividends and interest receivable	593,304
Other assets	80,961
Total Assets	699,776,168

Liabilities:
Payable for securities purchased	2,651,428
Payable for capital shares redeemed	2,828,086
Payable to Investment Manager (See Note 5)	571,672
Distribution expense payable	1,000,074
Payable for trustees’ fees and expenses	55,157
Payable for transfer agent fees and expenses	95,946
Payable for professional fees	38,724
Accrued expenses and other liabilities	132,787
Total Liabilities	7,373,874
Net Assets	$692,402,294

Net Assets Consist of:
Capital stock	$592,465,333
Accumulated net investment loss	(1,990,517)
Accumulated net realized gain on investments sold	28,436,447
Net unrealized appreciation on investments	73,491,031
Total Net Assets	$692,402,294

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$493,526,329
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	24,798,059
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$19.90

ADVISER CLASS:
Net Assets	$198,875,965
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	8,200,084
Net asset value, offering and redemption price per share	$24.25

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2017
Investment Income:
Dividend income	$9,925,787
Interest income	251,231
Total investment income	10,177,018

Expenses:
Investment management fee (See Note 5)	6,726,378
Distribution expense – Class C (See Note 6)	4,884,238
Transfer agent fees and expenses	530,727
Administration fee	430,098
Professional fees	194,904
Trustees’ fees and expenses	184,071
Accounting costs	121,661
Federal and state registration	75,091
Custody fees	62,817
Reports to shareholders	40,424
Other	62,613
Total expenses	13,313,022
Net investment loss	(3,136,004)

Realized and Unrealized Gain on Investments:
Realized gain on investments	43,385,965
Change in unrealized appreciation/depreciation on investments	79,610,675
Net realized and unrealized gain on investments	122,996,640
Net Increase in Net Assets Resulting from Operations	$119,860,636

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
Operations:
Net investment loss	$(3,136,004)	$(1,301,458)
Net realized gain on investments	43,385,965	20,248,563
Change in unrealized appreciation/depreciation on investments	79,610,675	(82,373,778)
Net increase (decrease) in net assets resulting from operations	119,860,636	(63,426,673)

Distributions to Class C Shareholders
from Net Realized Gains	(1,085,704)	(80,881,449)
Distributions to Adviser Class Shareholders
from Net Realized Gains	(329,711)	(14,926,019)
Total distributions to shareholders	(1,415,415)	(95,807,468)

Net increase (decrease) in net assets resulting from
Fund share transactions (Note 7)	(56,480,184)	19,269,398

Total Increase (Decrease) in Net Assets	61,965,037	(139,964,743)

Net Assets:
Beginning of period	630,437,257	770,402,000
End of period	$692,402,294	$630,437,257
Accumulated net investment loss	$(1,990,517)	$—

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2017	2016	2015	2014	2013
Net Asset Value – Beginning of Period	$16.70	$21.40	$19.82	$16.28	$13.06
Investment Operations:
Net investment loss(1)	(0.14)	(0.07)	(0.16)	(0.15)	(0.10)
Net realized and unrealized
gain (loss) on investments	3.38	(1.74)	1.99	3.69	3.32
Total from investment operations	3.24	(1.81)	1.83	3.54	3.22
Distributions from net realized
gain on investments	(0.04)	(2.89)	(0.25)	—	—
Net Asset Value – End of Period	$19.90	$16.70	$21.40	$19.82	$16.28

Total Return++	19.42%	(8.83)%	9.24%	21.74%	24.66%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.25%	2.25%	2.26%	2.27%	2.30%
Net investment loss	(0.74)%	(0.40)%	(0.78)%	(0.84)%	(0.67)%
Portfolio turnover rate(2)	55.51%	51.13%	57.57%	51.49%	44.43%
Net assets at end of period (000 omitted)	$493,526	$463,972	$618,561	$587,383	$522,348

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the		For the
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	June 30,	June 30,	June 30,	June 30,		June 30,
	2017	2016	2015	2014		2013
Net Asset Value – Beginning of Period	$20.15	$24.94	$22.83	$18.59		$14.80
Investment Operations:
Net investment income(1)	0.06	0.13	0.05	0.02		0.01
Net realized and unrealized
gain (loss) on investments	4.08	(2.03)	2.31	4.22		3.78
Total from investment operations	4.14	(1.90)	2.36	4.24		3.79
Distributions from net realized
gain on investments	(0.04)	(2.89)	(0.25)	—		—
Net Asset Value – End of Period	$24.25	$20.15	$24.94	$22.83		$18.59

Total Return	20.56%	(7.87)%	10.35%	22.81%		25.61%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.25%	1.25%	1.26%	1.34	%(2)	1.55%
Net investment income	0.26%	0.60%	0.22%	0.09%		0.08%
Portfolio turnover rate(3)	55.51%	51.13%	57.57%	51.49%		44.43%
Net assets at end of period (000 omitted)	$198,876	$166,465	$151,841	$98,768		$70,294

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013, and the 0.25% 12b-1 fee was discontinued.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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OLSTEIN STRATEGIC
OPPORTUNITIES FUND

30	Letter to Shareholders

41	Expense Example

44	Schedule of Investments

48	Statement of Assets
and Liabilities

50	Statement of Operations

51	Statements of Changes
in Net Assets

52	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2017, load-waived Class A shares of the Olstein Strategic Opportunities Fund appreciated 24.17%.  During the same twelve month period, the Russell 2500® Value Index appreciated 18.36% and the Russell 2500® Index appreciated 19.84%.  For the three years ended June 30, 2017, load-waived Class A shares of the Olstein Strategic Opportunities Fund had an average annual return of 4.07% compared to average annual returns of 6.21% for the Russell 2500® Value Index and 6.93% for the Russell 2500® Index over the same time period.1

MARKET OUTLOOK

Over the course of the Fund’s fiscal year, U.S. equity markets continued to climb with the benchmark S&P 500® Index gaining 17.90% during the twelve months ended June 30, 2017.  While the broad U.S. equity market continued to rise during the first six months of 2017, uncertainties facing the policy priorities of the new presidential administration posed challenges for the equities of small- to mid-sized companies.  The enthusiasm for “pro-growth” policy initiatives that drove strong market returns following the presidential and congressional elections at the end of 2016, has given way to the reality of ‘politics as usual’ during the first six months of 2017.  Dampening of post-election enthusiasm is evident in the performance of small- to mid-sized companies with the Russell 2500® Value Index posting a return of 1.95%

[1]
The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 6/30/17 for the one-year, five-year, and ten year periods, assuming deduction of the maximum Class A sales charge of 5.50%, was 17.36%, 12.21% and 5.69%, respectively. Per the Fund’s 10/31/16 prospectus, the gross expense ratio for the Class A share was 1.70%, and the net expense ratio was 1.60% after contractual expense waiver and/or reimbursement. The contractual expense waiver shall remain in effect until at least October 28, 2018. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

during the first six months of the year compared to the broader market index, the S&P 500® Index, return of 9.34% over the same time period.

We believe that the diminished expectations for accelerated economic growth that has shifted investors away from small- to mid-sized companies in favor of a narrow range of mega-capitalization social media and technology companies will prove to be a short-term phenomenon.  We are currently finding what we believe to be undervalued investments in the equities of small- to mid-sized companies that are underneath the mega-capitalization, social media and technology radar selling at material discounts to our calculation of intrinsic value.  From our viewpoint, the recent shift in investor sentiment toward mega-capitalization equities provides an ample supply of compelling long-term investment opportunities among small- to mid-sized companies whose real economic value is unrecognized by the market, obscured by recent market momentum (in a narrow basket of mega-cap social media stocks) or overshadowed by temporary problems.

OUR STRATEGY

We believe it is important to weather market conditions, specific events and shifts in investor-driven momentum by favoring the equities of financially strong companies with stable or growing free cash flow that are run by managements that have a demonstrated history of deploying cash to the benefit of shareholders.  We continue to focus on company-specific factors and fundamentals.  Our pursuit of value in today’s market is guided by a company’s ability to generate sustainable future free cash flow and selling at a market price that allows us to buy good companies at what we believe to be very advantageous prices.

The Fund’s current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value.  We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow, which we believe from our perspective as long-term value investors, are better able to compete over long periods of time, especially when economic growth improves.

PORTFOLIO REVIEW

At June 30, 2017, the Olstein Strategic Opportunities Fund portfolio consisted of 49 holdings with an average weighted market capitalization of $4.82 billion.  During the fiscal year, the Fund initiated positions in twenty three companies and strategically added to positions in five companies.  Over the same time period, the Fund eliminated its holdings in seventeen companies and strategically decreased its holdings in another seven companies.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Positions initiated during the last twelve months include:  AGCO Corporation, Axalta Coating Systems, Blue Bird Corporation, Conduent Inc., Convergys Corporation, DineEquity, Inc., Helen of Troy Limited, Hill-Rom Holdings, Inc., Park-Ohio Holdings Corp., Prestige Brands Holdings, Inc., Prosperity Bancshares, Inc., Scripps Networks Interactive, Sensata Technologies, Inc., ServiceMaster Global Holdings, Inc., Skechers USA, Inc., Stericycle Inc., Sykes Enterprises, Incorporated, VWR Corporation, Winnebago Industries Inc. and Zimmer Biomet Holdings Inc.

Positions eliminated during the past twelve months include: Brady Corporation, Cynosure Inc., Dillard’s, Inc., DSW Inc., Harman International, Hibbett Sports, Inc., Kennametal Inc., Lands’ End Inc., Novanta Inc., Oshkosh Truck Corp., Sensient Technologies Corp., Towne Bank, The Vitamin Shoppe, VCA Inc. and The Wendy’s Company.  During the Fund’s fiscal year, three holdings (VCA Inc., Cynosure and VWR Corp) were acquisition targets at substantial premiums to our average cost.  On January 9, 2017, VCA Inc., a leading pet health care services company, announced that it was to be acquired by Mars Incorporated for $93 per share.  On February 14, 2017, Cynosure, a leader in medical aesthetics systems and technologies, announced it had signed a definitive agreement for Hologic to acquire all outstanding company shares for $66 per share.  On May 5, 2017, VWR Inc., a provider of product, supply chain, and service solutions to laboratories, announced that it was to be acquired by Avantor, a global supplier of ultra-high-purity materials for the life sciences and advanced technology markets, for $33.25 per share.

During the twelve-month reporting period the Fund both initiated and liquidated positions in John B. Sanfillipo & Son Inc. and Akorn Inc.  The Fund began buying the stock of John B. Sanfillipo & Son, a company that, together with its subsidiaries processes and distributes peanuts and tree nut products in the United States, on August 5, 2016 at an initial price of $47.71 per share.  Over a relatively short period of time the Fund built a full position in the company at an average cost of $47.11 per share.  Within four months of that initial purchase the price of the company’s stock appreciated dramatically to reach the Fund’s valuation range.  The Fund sold the last of its holdings in John B. Sanfillipo & Son Inc. on December 7, 2016 at $68.92 per share with an average sale price of $65.91.  While four months is not a typical holding period, the stock appreciated approximately 40% in value.

The Fund initiated its position in Akorn Inc., a niche pharmaceutical company that develops, manufactures and markets generic and branded prescription pharmaceuticals, in March 2017 at an average cost of $22.28 per share.  On April 24, 2017 Akorn announced that Fresenius Kabi had agreed to acquire Akorn for $34 per share. Following this announcement, the Fund

OLSTEIN STRATEGIC OPPORTUNITIES FUND

sold its holdings in Akorn at an average sale price of $33.17 per share.  While one month is not a typical holding period, the stock appreciated approximately 49% in value.

Our Leaders

The top contributors to performance for the twelve-month reporting period include: Zebra Technologies Corp., Harman International, Greenbrier Companies, Citizens Financial Group and Harmonic Inc.  At the close of the fiscal year the Fund continued to maintain positions in Zebra Technologies Corp., Greenbrier Companies, Citizens Financial Group and Harmonic Inc.  The Fund sold its position in Harman International following the announcement of its acquisition by Samsung Electronics.  From the announcement of the acquisition on November 14, 2016 through the completion of the acquisition transaction in March 2017, the Fund exited its position in Harman at an average sale price of approximately $111 per share which represented a 54% increase over the $71.82 per share price of the stock at the beginning of the Fund’s fiscal year.

Our Laggards

Laggards during the twelve-month reporting period include: Vitamin Shoppe Inc., Vista Outdoor Inc., Bed Bath & Beyond Inc., DineEquity, Inc., and FTD Companies Inc.  At the close of the fiscal year the Fund maintained positions in Bed Bath & Beyond, Dine Equity and the FTD Companies.  All three positions were liquidated subsequent to the end of the Fund’s fiscal year.  During the fiscal year the Fund liquidated its positions in Vitamin Shoppe Inc., and Vista Outdoor Inc.

Although it has a solid vitamin business with recurring revenues, the Fund liquidated its holdings in Vitamin Shoppe since the company was unable to successfully offset the pricing pressures in other parts of its business, particularly in the highly competitive sports nutrition segment of the market.  The Fund also liquidated its position in Vista Outdoor due to the ineffectiveness of the company’s turnaround strategy to build significant positive sales momentum which we believed was necessary to relieve ongoing pressure on profit margins.

REVIEW OF STRATEGIC OPPORTUNITIES

In each of our previous letters to shareholders we have included a discussion of the Fund’s activist investments under the heading, “Review of Activist Holdings.”  As the Fund passed its tenth anniversary during the fiscal year (on November 1, 2016), we decided to broaden our potential candidates for discussion in our shareholder letter to include any of our strategic opportunity

OLSTEIN STRATEGIC OPPORTUNITIES FUND

holdings that merit attention rather than limiting our discussion to only activist holdings.  As a reminder, we categorize activist investments as any company in which we have identified unique strategic choices that are available to management to solve problems or challenges affecting the company.  In addition, we generally require that Olstein Capital Management or an outside investor (usually a hedge fund or private equity investor), pressure company management to adopt strategic alternatives that we expect to unlock greater shareholder value.  Our broader definition of strategic opportunities, in addition to activist investments, will also include situations where companies have adopted specific strategic plans, undergone significant management changes, announced corporate actions that we expect to significantly improve long-term business value or result in increased free cash flow to investors via increased dividends, share buybacks or substantial debt reduction.

As of June 30, 2017, the Fund was invested in thirty three strategic situations, representing approximately 70% of the Fund’s equity investments and eight of its top ten holdings.  The strategic situation that garnered the most attention during the fiscal year was long-time holding Harman International.  On November 14, 2016 Samsung Electronics announced that it had entered into a definitive agreement to acquire Harman International for $112 per share.  In many ways Harman International represents the essence of the Olstein Strategic Opportunities Fund and Olstein’s investment approach (as such, the evolution of Harman from idea to portfolio investment was chronicled extensively in the March 31, 2010 letter to shareholders of the Olstein All Cap Value Fund).  For us, Harman was a turnaround story where a new CEO served as a catalyst for sharpening the company’s performance by controlling costs through better supply chain management, realizing purchasing power, consolidating the company’s global manufacturing and engineering footprint, and reducing functional costs while at the same time expanding activities into mid-range markets.

The Fund originated its position in Harman International in September 2009 with an initial purchase at $30.24 per share when the company’s total market capitalization was approximately $2.35 billion.  We continued trading around this core position; buying on dips in the price of the company’s stock and reducing positions as the discount narrowed as the stock approached our valuation levels.  With an acquisition price that valued Harman at $8 billion, significantly higher than when we first invested, we reduced our holdings as the company’s stock price rose dramatically following the November 14th announcement.  We continued to maintain a position in the company at the close of the reporting period waiting for the acquisition to close.

Janus Capital Group and Legg Mason, two additional long-term Fund holdings, also drew significant attention during the fiscal year.  On October 3, 2016, Janus Capital Group, a Fund holding since 2006, announced that it

OLSTEIN STRATEGIC OPPORTUNITIES FUND

had agreed to an all-stock merger of equals with Henderson Group plc.  The combination of these two complementary businesses is expected to create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution.  The merger transaction completed on May 30, 2017, and the combined company is now known as Janus Henderson Group plc.  On December 19, 2016, Legg Mason, a Fund holding since 2008, announced an agreement with Shanda Group, its largest shareholder, to allow Shanda to increase its stake in the company to up to 15% of Legg Mason’s common stock.  Shanda Group is a global private investment firm with a long-term investment horizon that invests in industry leaders and innovative technologies and business models.  It invests across public market equity, fixed income, private equity, venture capital and real estate.  In both of these situations, long-term Fund holdings have entered into arrangements with strategic partners seeking to provide world-class investment management and client service, gain market share, and further enhance shareholder value.

Additional strategic holdings as of June 30, 2017, include the Fund’s activist holdings:  AGCO Corp., CECO Environmental Corp., Conduent Inc., Harmonic Inc., Legg Mason, Lifetime Brands, Owens-Illinois, Potbelly Corp., SeaWorld Entertainment, ServiceMaster Global Holdings, and Zimmer Biomet Holdings.

Ten portfolio companies announced actions over the past fiscal year that return free cash flow to investors through share repurchase programs and/or increased dividend payments.  Seven companies announced substantial share repurchase programs during the fiscal year, including Axalta Coating Systems, Blue Bird Corp., Citizens Financial Group, Helen of Troy Ltd., IPG Photonics, Vishay Intertechnology and Wabash National Corp.  One portfolio company, Big Lots Inc., announced an increased dividend payment during the fiscal year, while two companies announced favorable debt arrangements: Regal Beloit announced a significant debt paydown and Zebra Technologies announced a comprehensive debt restructuring that it expects to significantly reduce annual interest payments.

Eleven companies in the portfolio have announced senior leadership changes, usually at the Chief Executive Officer, Chief Financial Officer and/or Chief Marketing & Strategy Officer positions that signal to us the pursuit of specific, favorable growth opportunities and/or a focused commitment to enhancing production capabilities while lowering production costs to achieve or maintain higher operating margins.  These companies include: CECO Environmental, DineEquity Inc., Federal Signal Corp., FTD Companies, Greenbrier Companies, IPG Photonics, Prestige Brands Holdings, ServiceMaster Global Holdings, Spirit Airlines, Wesco International, and Winnebago Industries Inc.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

FINAL THOUGHTS

Instead of making investment decisions based on momentum or current market sentiment, the Fund focuses on opportunities for meaningful capital appreciation presented by individual companies.  We believe that analysis of specific companies, their potential prospects and value, and not overall market sentiment, should command our attention before purchasing any holding.  Specifically, what is the cash return an investor can expect from owning a share of a business over the next three- to five years and does that return compensate the Fund sufficiently (in excess of the risk-free rate) for the risk of investing in equities?  To us, this last question holds greater importance at a time when investors are often told to be wary of individual stock choices, or in essence only “buy the overall market” through passive index funds.  We believe the stampede into passive indexing investing is setting up the potential for above-average long-term investment returns for active managers who understand how to value companies based on business fundamentals and looking behind the numbers.

We continue to focus on understanding a business, its potential to generate sustainable free cash flow and ultimately its value.  After identifying companies that we believe meet well-defined investment criteria, we then seek to take advantage of downward price movements that we believe are not related to the company’s long-term ability to generate normalized future free cash flow.  We believe that buying such companies at advantageous prices should increase the chance for a successful investment outcome while controlling risk.

We value your trust and remind you that our money is invested alongside yours as we work hard to accomplish the Fund’s objective of long-term capital appreciation.  We look forward to writing to you again at the close of the year and remind you that we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman and Chief Investment Officer

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Fund holdings as of 6/30/17 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500® Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. While not a Fund benchmark, the S&P 500® Index is considered to represent the U.S. stock market performance in general. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. An investor cannot invest directly in an index.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A for the past 10 years through the Fiscal Year End of 6/30/17.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class A (without Load)(1)	24.17%	13.50%	6.29%	7.66%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	17.36%	12.21%	5.69%	7.09%
Russell 2500® Value Index(2)	18.36%	13.69%	6.52%	7.23%
Russell 2500® Index(3)	19.84%	14.04%	7.42%	8.29%
S&P 500® Index(4)	17.90%	14.63%	7.18%	7.80%

(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/17.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns
	1 Year	5 Year	10 Year	Inception(5)
Olstein Strategic Opportunities –
Class C(1)	22.22%	12.65%	5.49%	6.89%
Russell 2500® Value Index(2)	18.36%	13.69%	6.52%	7.23%
Russell 2500® Index(3)	19.84%	14.04%	7.42%	8.29%
S&P 500® Index(4)	17.90%	14.63%	7.18%	7.80%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on November 1, 2006.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Fiscal Year End of 6/30/17.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Returns
	1 Year	Inception(5)
Olstein Strategic Opportunities – Adviser Class(1)	24.47%	0.64%
Russell 2500® Value Index(2)	18.36%	7.97%
Russell 2500® Index(3)	19.84%	7.02%
S&P 500® Index(4)	17.90%	9.13%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and thus represents a “net return.”  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
Russell 2500® Value Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(3)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return”.

(4)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return”.

(5)	Commenced operations on May 11, 2015.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions (Class C only), if any; and (2) ongoing costs, including management fees, distribution fees (12b-1) (Class A and Class C only), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 – June 30, 2017.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/17	6/30/17	1/1/17 – 6/30/17
Actual
Class A	$1,000.00	$1,023.60	$8.03
Class C	$1,000.00	$1,019.90	$11.77
Adviser Class	$1,000.00	$1,025.30	$6.78

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.86	$8.00
Class C	$1,000.00	$1,013.14	$11.73
Adviser Class	$1,000.00	$1,018.10	$6.76

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.60%, 2.35% and 1.35% for Class A, Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Allocation of Portfolio Assets as a percentage of investments
June 30, 2017

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2017

COMMON STOCKS – 94.9%
AEROSPACE & DEFENSE – 1.8%	Shares	Value
Astronics Corporation – Class B (a)	91,000	$2,772,770

AIRLINES – 3.3%
Spirit Airlines, Inc. (a)	97,200	5,020,380

AUTO COMPONENTS – 1.3%
Miller Industries, Inc.	78,461	1,949,756

AUTO MANUFACTURERS – 0.8%
Blue Bird Corp. (a)	74,392	1,264,664

BIOTECHNOLOGY – 1.5%
Charles River Laboratories International, Inc. (a)	23,100	2,336,565

COMMERCIAL BANKS – 5.2%
Citizens Financial Group Inc.	112,000	3,996,160
Prosperity Bancshares, Inc.	62,000	3,982,880
		7,979,040

COMMUNICATIONS EQUIPMENT – 2.1%
Harmonic Inc. (a)	622,410	3,267,652

COMPUTERS – 3.4%
Conduent Inc. (a)	177,000	2,821,380
Convergys Corporation	50,800	1,208,024
Sykes Enterprises, Incorporated (a)	35,000	1,173,550
		5,202,954

CONSUMER SERVICES – 2.1%
ServiceMaster Global Holdings Inc. (a)	81,880	3,208,877

CONTAINERS & PACKAGING – 5.2%
Owens-Illinois, Inc. (a)	200,000	4,784,000
WestRock Company	57,150	3,238,119
		8,022,119

DIVERSIFIED FINANCIAL SERVICES – 4.6%
Janus Henderson Group PLC (a)(b)	71,000	2,350,810
Legg Mason, Inc.	123,400	4,708,944
		7,059,754

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 94.9% – continued
ELECTRONICS – 4.7%	Shares	Value
Keysight Technologies, Inc. (a)	139,800	$5,442,414
Sensata Technologies Holding N.V. (a)(b)	42,000	1,794,240
		7,236,654

ENVIRONMENTAL CONTROL – 2.3%
CECO Environmental Corp.	376,900	3,459,942

HEALTH CARE EQUIPMENT & SUPPLIES – 12.5%
Hill-Rom Holdings, Inc.	28,000	2,229,080
Natus Medical Incorporated (a)	83,400	3,110,820
Patterson Companies Inc.	96,200	4,516,590
VWR Corporation (a)	138,950	4,586,740
Zimmer Biomet Holdings, Inc.	37,150	4,770,060
		19,213,290

HOTELS & LEISURE – 2.8%
SeaWorld Entertainment Inc.	262,000	4,262,740

HOUSEHOLD DURABLES – 2.6%
Helen of Troy Limited (a)(b)	15,500	1,458,550
Lifetime Brands, Inc.	138,500	2,513,775
		3,972,325

INDUSTRIAL EQUIPMENT WHOLESALE – 4.1%
Park-Ohio Holdings Corp.	21,000	800,100
WESCO International, Inc. (a)	95,800	5,489,340
		6,289,440

INTERNET & CATALOG RETAIL – 1.8%
FTD Companies, Inc. (a)	138,200	2,764,000

MACHINERY – 4.7%
AGCO Corporation	12,500	842,375
Federal Signal Corporation	139,393	2,419,862
Regal Beloit Corporation	48,000	3,914,400
		7,176,637

MATERIALS – 1.6%
Axalta Coating Systems Ltd. (a)(b)	78,799	2,524,720

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 94.9% – continued
MEDIA – 2.3%	Shares	Value
Scripps Networks Interactive Inc. – Class A	52,500	$3,586,275

OFFICE ELECTRONICS – 2.9%
Zebra Technologies Corporation – Class A (a)	43,600	4,382,672

PHARMACEUTICALS – 1.6%
Prestige Brands Holdings, Inc. (a)	45,500	2,402,855

RECREATIONAL VEHICLES – 1.2%
Winnebago Industries, Inc.	55,000	1,925,000

RESTAURANTS – 3.8%
DineEquity, Inc.	73,000	3,215,650
Potbelly Corporation (a)	233,800	2,688,700
		5,904,350

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 4.8%
IPG Photonics Corporation (a)	17,750	2,575,525
Vishay Intertechnology, Inc.	52,572	872,695
Xperi Corporation	131,000	3,903,800
		7,352,020

SPECIALTY RETAIL – 2.7%
Bed Bath & Beyond Inc.	79,600	2,419,840
Big Lots, Inc.	35,200	1,700,160
		4,120,000

TEXTILES, APPAREL & LUXURY GOODS – 1.5%
Skechers U.S.A., Inc. – Class A (a)	76,147	2,246,337

TRANSPORTATION EQUIPMENT – 3.2%
The Greenbrier Companies, Inc.	81,525	3,770,531
Wabash National Corporation	54,600	1,200,108
		4,970,639

WASTE MANAGEMENT – 2.5%
Stericycle, Inc. (a)	50,200	3,831,264
TOTAL COMMON STOCKS (Cost $137,166,593)		145,705,691

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

SHORT-TERM INVESTMENT – 5.3%
MONEY MARKET MUTUAL FUND – 5.3%	Shares	Value
Morgan Stanley Institutional Liquidity Fund – Government Portfolio –
Institutional Class, 0.86% (c)	8,134,088	$8,134,088
TOTAL SHORT-TERM INVESTMENT (Cost $8,134,088)		8,134,088

TOTAL INVESTMENTS – 100.2%
(Cost $145,300,681)		153,839,779
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(371,400)
TOTAL NET ASSETS – 100.0%		$153,468,379

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2017

Assets:
Investments, at value (at cost $145,300,681)	$153,839,779
Receivable for securities sold	118,066
Receivable for capital shares sold	132,170
Dividends and interest receivable	164,411
Other assets	32,393
Total Assets	154,286,819

Liabilities:
Payable for securities purchased	193,684
Payable for capital shares redeemed	310,277
Payable to Investment Manager (See Note 5)	121,554
Distribution expense payable	77,588
Payable for transfer agent fees and expenses	39,757
Payable for professional fees	22,964
Payable for trustees’ fees and expenses	12,674
Accrued expenses and other liabilities	39,942
Total Liabilities	818,440
Net Assets	$153,468,379

Net Assets Consist of:
Capital stock	$155,416,785
Accumulated net investment loss	(467,736)
Accumulated net realized loss on investments sold	(10,019,768)
Net unrealized appreciation on investments	8,539,098
Total Net Assets	$153,468,379

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$31,537,498
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,866,287
Net asset value and redemption price per share	$16.90
Maximum offering price per share	$17.88

CLASS C:
Net Assets	$35,107,351
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	2,281,316
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$15.39

ADVISER CLASS:
Net Assets	$86,823,530
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	5,111,039
Net asset value, offering and redemption price per share	$16.99

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended
June 30, 2017
Investment Income:
Dividend income	$1,621,939
Interest income	46,897
Total investment income	1,668,836

Expenses:
Investment management fee (See Note 5)	1,511,333
Distribution expense – Class C (See Note 6)	367,062
Transfer agent fees and expenses	206,243
Administration fee	103,543
Distribution expense – Class A (See Note 6)	99,991
Federal and state registration	57,045
Accounting costs	47,664
Professional fees	45,763
Trustees’ fees and expenses	40,099
Custody fees	17,865
Reports to shareholders	16,036
Other	15,778
Total expenses	2,528,422
Expense waiver by Investment Manager (See Note 5)	(21,070)
Net expenses	2,507,352
Net investment loss	(838,516)

Realized and Unrealized Gain on Investments:
Realized gain on investments	2,562,887
Change in unrealized appreciation/depreciation on investments	30,262,187
Net realized and unrealized gain on investments	32,825,074
Net Increase in Net Assets Resulting from Operations	$31,986,558

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
Operations:
Net investment loss	$(838,516)	$(653,590)
Net realized gain (loss) on investments	2,562,887	(1,505,072)
Change in unrealized appreciation/depreciation on investments	30,262,187	(31,921,398)
Net increase (decrease) in net assets resulting from operations	31,986,558	(34,080,060)

Distributions to Class A Shareholders
from Net Realized Gains	—	(5,532,765)
Distributions to Class C Shareholders
from Net Realized Gains	—	(4,064,378)
Distributions to Adviser Class Shareholders
from Net Realized Gains	—	(5,441,083)
Total distributions to shareholders	—	(15,038,226)

Net decrease in net assets resulting from
Fund share transactions (Note 7)	(21,028,941)	(34,229,863)

Total Increase (Decrease) in Net Assets	10,957,617	(83,348,149)

Net Assets:
Beginning of period	142,510,762	225,858,911
End of period	$153,468,379	$142,510,762
Accumulated net investment loss	$(467,736)	$(166,994)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2017	2016	2015	2014	2013
Net Asset Value – Beginning of Period	$13.61	$17.71	$18.34	$15.35	$11.60
Investment Operations:
Net investment loss(1)	(0.08)	(0.05)	(0.11)	(0.12)	(0.09)
Net realized and unrealized
gain (loss) on investments	3.37	(2.63)	1.35	4.06	3.84
Total from investment operations	3.29	(2.68)	1.24	3.94	3.75
Distributions from net realized
gain on investments	—	(1.42)	(1.87)	(0.95)	—
Net Asset Value – End of Period	$16.90	$13.61	$17.71	$18.34	$15.35

Total Return++	24.17%	(15.31)%	7.19%	26.25%	32.33%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.61%	1.70%	1.59%	1.60%	1.76%
After expense waiver and/or recoupment	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.51)%	(0.41)%	(0.60)%	(0.69)%	(0.80)%
After expense waiver and/or recoupment	(0.50)%	(0.31)%	(0.61)%	(0.69)%	(0.64)%
Portfolio turnover rate(2)	64.90%	58.24%	51.68%	60.25%	39.95%
Net assets at end of period (000 omitted)	$31,537	$46,225	$127,928	$87,456	$42,158

++	Total Returns do not reflect any sales charge for Class A Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2017	2016	2015	2014	2013
Net Asset Value – Beginning of Period	$12.49	$16.50	$17.33	$14.66	$11.16
Investment Operations:
Net investment loss(1)	(0.18)	(0.14)	(0.23)	(0.23)	(0.18)
Net realized and unrealized
gain (loss) on investments	3.08	(2.45)	1.27	3.85	3.68
Total from investment operations	2.90	(2.59)	1.04	3.62	3.50
Distributions from net realized
gain on investments	—	(1.42)	(1.87)	(0.95)	—
Net Asset Value – End of Period	$15.39	$12.49	$16.50	$17.33	$14.66

Total Return++	23.22%	(15.92)%	6.41%	25.28%	31.36%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	2.36%	2.45%	2.34%	2.35%	2.51%
After expense waiver and/or recoupment	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(1.26)%	(1.15)%	(1.35)%	(1.44)%	(1.55)%
After expense waiver and/or recoupment	(1.25)%	(1.05)%	(1.36)%	(1.44)%	(1.39)%
Portfolio turnover rate(2)	64.90%	58.24%	51.68%	60.25%	39.95%
Net assets at end of period (000 omitted)	$35,107	$36,127	$46,193	$26,367	$13,286

++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the	For the
	Year	Year
	Ended	Ended	May 11, 2015(1)
	June 30,	June 30,	Through
	2017	2016	June 30, 2015
Net Asset Value – Beginning of Period	$13.65	$17.72	$18.47
Investment Operations:
Net investment loss(2)	(0.04)	(0.01)	(0.00)
Net realized and unrealized gain (loss) on investments	3.38	(2.64)	(0.75)
Total from investment operations	3.34	(2.65)	(0.75)
Distributions from net realized gain on investments	—	(1.42)	—
Net Asset Value – End of Period	$16.99	$13.65	$17.72

Total Return	24.47%	(15.11)%	(4.06	)%*
Ratios (to average net assets)/Supplemental Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.36%	1.45%	1.31	%**
After expense waiver and/or recoupment	1.35%	1.35%	1.35	%**
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.26)%	(0.16)%	(0.10	)%**
After expense waiver and/or recoupment	(0.25)%	(0.06)%	(0.14	)%**
Portfolio turnover rate(3)	64.90%	58.24%	51.68	%*
Net assets at end of period (000 omitted)	$86,824	$60,159	$51,738

*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The Funds are Investment Companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The All Cap Value Fund commenced investment operations on September 21, 1995, and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and were subject to expenses pursuant to the Distribution and Shareholder Servicing Plan for the Adviser Class shares described in Note 6 through October 30, 2013 (at which time the Plan was eliminated).  The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus and expenses pursuant to the Distribution and Shareholder Servicing Plan for the Class C shares described in Note 6.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Distribution and Shareholder Servicing Plans described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original pur-

THE OLSTEIN FUNDS

chase price or the value of such shares at the time of redemption.  The Strategic Fund began offering a third class of shares, Adviser Class shares, on April 28, 2015, which were initially sold on May 11, 2015.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

Security Valuation.  The Funds’ equity securities, except securities reported on the NASDAQ NMS or Small Cap exchanges, are valued at their fair value as determined by their last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ NMS or Small Cap exchanges are valued at the NASDAQ Official Closing Price (“NOCP”).  Lacking any sales, the security is valued at the mean between the closing bid and ask prices.  The value of securities for which no quotations are readily available is determined in good faith by, or under procedures approved by, the Board of Trustees (the “Board”).  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.  Redeemable securities issued by open-end investment companies, including money market funds, and held by a Fund are valued on any given business day using the respective NAVs of such companies for purchase and/or redemption orders placed on that day.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobserv-

THE OLSTEIN FUNDS

able inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$154,875,432	$—	$—	$154,875,432
Information Technology	134,435,692	—	—	134,435,692
Financials	114,762,065	—	—	114,762,065
Industrials	92,482,206	—	—	92,482,206
Health Care	84,120,505	—	—	84,120,505
Consumer Staples	37,192,337	—	—	37,192,337
Materials	19,843,071	—	—	19,843,071
Energy	3,875,040	—	—	3,875,040
Total Equity	641,586,348	—	—	641,586,348
Short-Term Investment	55,732,437	—	—	55,732,437
Total Investments in Securities	$697,318,785	$—	$—	$697,318,785

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Industrials	$37,452,672	$—	$—	$37,452,672
Consumer Discretionary	33,939,660	—	—	33,939,660
Information Technology	24,775,017	—	—	24,775,017
Health Care	23,952,709	—	—	23,952,709
Financials	15,038,794	—	—	15,038,794
Materials	10,546,839	—	—	10,546,839
Total Equity	145,705,691	—	—	145,705,691
Short-Term Investment	8,134,088	—	—	8,134,088
Total Investments in Securities	$153,839,779	$—	$—	$153,839,779

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’ policy to recognize transfers at the end of the reporting period.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after June 30, 2017 through the date the financial statements were issued, and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

THE OLSTEIN FUNDS

These differences are primarily due to Net Operating Loss and Equalization on the Statement of Assets and Liabilities, the following adjustments were made:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Accumulated net investment loss	$1,145,487	$537,774
Accumulated net realized gain/loss on investments sold	(1,974,876)	0
Capital stock	829,389	(537,774)

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.  Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis deemed fair and equitable by the Trustees.

3	Purchases and Sales of Investment Securities During the year ended June 30, 2017, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$343,311,055	$420,795,604
Strategic Fund	$92,029,833	$116,369,060

THE OLSTEIN FUNDS

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$624,151,925	$145,888,793
Gross unrealized appreciation	$91,599,689	$15,345,147
Gross unrealized depreciation	(18,432,829)	(7,394,161)
Net unrealized appreciation	$73,166,860	$7,950,986
Undistributed ordinary income	—	—
Undistributed long-term capital gain	28,760,618	—
Total distributable earnings	$28,760,618	$—
Other accumulated losses	$(1,990,517)	$(9,899,392)
Total accumulated gains (losses)	$99,936,961	$(1,948,406)

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the All Cap Value Fund and the Strategic Fund.

At June 30, 2017, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Fund
Unexpiring Losses	$—	$5,587,218	ST
		3,844,438	LT
$9,431,656

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At June 30, 2017, the Funds deferred, on a tax basis, ordinary late-year losses of:

Ordinary
Late Year Loss
All Cap Value Fund	$1,990,517
Strategic Fund	$467,736

THE OLSTEIN FUNDS

The tax components of dividends paid by the Funds during the periods ended June 30, 2017 and June 30, 2016 were as follows:

	Year Ended	Year Ended
All Cap Value Fund	June 30, 2017	June 30, 2016
Long-Term Capital Gain	$1,415,415	$95,807,468
Strategic Fund
Ordinary Income	$—	$3,619,677
Long-Term Capital Gain	$—	$11,418,549

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended June 30, 2017 and 2016.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2014 through June 30, 2017. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2017.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average

THE OLSTEIN FUNDS

daily net assets.  For the year ended June 30, 2017, the All Cap Value Fund incurred investment management fees of $6,726,378, with $571,672 payable to the Investment Manager as of June 30, 2017.  For the same period, the Strategic Fund incurred management fees of $1,511,333, with $121,554 net payable to the Investment Manager as of June 30, 2017.  The Investment Manager receivables and payables are settled monthly.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement remains in effect until at least October 28, 2018.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses exclusive of 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, interest, and non-routine expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2019	$160,144
2020	21,070
Total	$181,214

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Distribution and Shareholder Servicing Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.

THE OLSTEIN FUNDS

The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C shares is 1.00% per annum of the Fund’s average daily net assets of Class C shares.  For the year ended June 30, 2017, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plan were $4,884,238 for Class C shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the year ended June 30, 2017, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $99,991 for Class A shares and $367,062 for Class C shares.  For the year ended June 30, 2017, Olstein retained $6,711 from sales charges on the Strategic Fund Class A shares.  During the year ended June 30, 2017, Olstein received contingent deferred sales charges from redeeming shareholders in the amounts of $2,082 and $1,902 for the All Cap Value Fund and the Strategic Fund, respectively.  The Adviser Class shares of the Funds do not have a 12b-1 Plan.

During the year ended June 30, 2017, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At June 30, 2017, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund

	Year Ended		Year Ended
	June 30, 2017		June 30, 2016
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	362,401	$6,737,217	1,239,536	$21,482,599
Shares issued to shareholders in
reinvestment of distributions	54,245	1,025,764	4,439,717	76,185,538
Shares redeemed	(3,394,708)	(63,200,847)	(6,808,375)	(113,796,568)
Net decrease	(2,978,062)	$(55,437,866)	(1,129,122)	$(16,128,431)

Shares Outstanding:
Beginning of period	27,776,121		28,905,243
End of period	24,798,059		27,776,121

THE OLSTEIN FUNDS

	Year Ended		Year Ended
	June 30, 2017		June 30, 2016
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	1,005,719	$22,838,529	3,989,589	$78,778,217
Shares issued to shareholders in
reinvestment of distributions	13,882	318,167	685,562	14,108,877
Shares redeemed	(1,082,463)	(24,199,014)	(2,500,217)	(57,489,265)
Net increase (decrease)	(62,862)	$(1,042,318)	2,174,934	$35,397,829

Shares Outstanding:
Beginning of period	8,262,946		6,088,012
End of period	8,200,084		8,262,946
Total Net Increase (Decrease)		$(56,480,184)		$19,269,398

Strategic Fund
	Year Ended		Year Ended
	June 30, 2017		June 30, 2016
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	188,646	$3,064,924	967,406	$14,859,164
Shares issued to shareholders in
reinvestment of distributions	—	—	370,204	5,134,729
Shares redeemed	(1,719,389)	(26,908,754)	(5,162,692)	(81,272,089)
Net decrease	(1,530,743)	$(23,843,830)	(3,825,082)	$(61,278,196)

Shares Outstanding:
Beginning of period	3,397,030		7,222,112
End of period	1,866,287		3,397,030

	Year Ended		Year Ended
	June 30, 2017		June 30, 2016
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	206,305	$2,968,329	646,007	$8,901,454
Shares issued to shareholders in
reinvestment of distributions	—	—	288,948	3,692,754
Shares redeemed	(818,535)	(11,702,232)	(840,397)	(11,016,266)
Net increase (decrease)	(612,230)	$(8,733,903)	94,558	$1,577,942

Shares Outstanding:
Beginning of period	2,893,546		2,798,988
End of period	2,281,316		2,893,546

THE OLSTEIN FUNDS

	Year Ended		Year Ended
	June 30, 2017		June 30, 2016
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	1,802,624	$28,969,800	4,981,102	$76,764,713
Shares issued to shareholders in
reinvestment of distributions	—	—	380,501	5,281,348
Shares redeemed	(1,100,388)	(17,421,008)	(3,873,358)	(56,575,670)
Net increase	702,236	$11,548,792	1,488,245	$25,470,391

Shares Outstanding:
Beginning of period	4,408,803		2,920,558
End of period	5,111,039		4,408,803
Total Net Decrease		$(21,028,941)		$(34,229,863)

8
Line of Credit  The All Cap Value Fund and the Strategic Fund have lines of credit of $50 million and $20 million, respectively, with U.S. Bank, N.A. (the “Bank”), which mature on May 15, 2018, to be used for liquidity purposes, subject to certain restrictions and covenants. To the extent that the line is utilized, it will be collateralized by securities in the Funds’ portfolios. The interest rate on any borrowings is the Bank’s announced prime rate, which was 4.25% on June 30, 2017.

During the year ended June 30, 2017, the Funds did not draw upon the lines of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
The Olstein Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Olstein Funds comprising Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund (the “Funds”) as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Olstein Funds as of June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on each Fund’s financial statements and financial highlights as a whole. The information presented on pages 4 through 14, pages 30 through 43, and pages 67 through 71, which is the responsibility of the Funds’ management, is presented for purposes of additional analysis. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and accordingly, we do not express an opinion or provide any assurance on it.

COHEN & COMPANY, LTD.

Cleveland, Ohio
August 24, 2017

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by: (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven individuals, five of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

THE OLSTEIN FUNDS

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office**		Portfolios in
	Position	and Length	Principal	Fund Complex	Other
	and Office	of Time	Occupation During	Overseen	Directorships
Name, Address and Age	with the Trust	Served	the Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:

Fred W. Lange	Trustee	Since	Private Investor.	2	Wagner
4 Manhattanville Road		1995			College
Purchase, NY 10577
Age: 85

John Lohr	Trustee	Since	Owner, Howling	2	LAMCO
4 Manhattanville Road		1996	Wolf Enterprises LLC		Advisory
Purchase, NY 10577			(financial educator),		Services
Age: 72			since 1986; General		(investment
			Counsel, LFG, Inc.		adviser);
			(provider of		Howling Wolf
			investment products),		Enterprises
			September 1995-		LLC
			October 2002; and		(publishing);
			President, Lockwood		Howling
			Financial Services		Wolf Capital
			(broker-dealer),		Partners LLC
			January 1996-		(private equity
			September 2002.		company).

D. Michael Murray	Trustee	Since	President, Murray,	2	The Eric Fund
4 Manhattanville Road		1996	Montgomery &		(charitable
Purchase, NY 10577			O’Donnell		organization);
Age: 77			(consultants),		Stuart Murray
			since 1968.		Group LLC
(government
relations).

THE OLSTEIN FUNDS

		Term of		Number of
		Office**		Portfolios in
	Position	and Length	Principal	Fund Complex	Other
	and Office	of Time	Occupation During	Overseen	Directorships
Name, Address and Age	with the Trust	Served	the Past Five Years	by Trustee	Held by Trustee

Lawrence K. Wein	Lead	Since	Private	2	eRooms
4 Manhattanville Road	Independent	1995	Consultant for		Systems
Purchase, NY 10577	Trustee		telecommunications		Technologies
Age: 75			industry, since July		(ERMS. OB)
2001; Former Vice
President-Wholesale
Business Operations,
Concert
Communications
an ATT/BT Company,
April 2000-June 2001;
Former Executive
Manager, AT&T, Inc.,
for 35 years, retired
July 2001.

Daniel G. Nelson	Trustee	Since	Senior Vice	2	None
4 Manhattanville Road		July,	President, Ingalls &
Purchase, NY 10577		2014	Snyder LLC
Age: 72			(investment adviser
and broker-dealer),
since May 2015;
Managing Director,
Morgan Stanley
Wealth Management
Research and Strategy
Group, Morgan
Stanley, June 2010-
January 2013;
Managing Director,
Smith Barney Research
and Strategy Group,
Citi-Smith Barney,
June 1980-June 2010.

THE OLSTEIN FUNDS

		Term of		Number of
		Office**		Portfolios in
	Position	and Length	Principal	Fund Complex	Other
	and Office	of Time	Occupation During	Overseen	Directorships
Name, Address and Age	with the Trust	Served	the Past Five Years	by Trustee	Held by Trustee
Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School;
4 Manhattanville Road	Assistant		Management, L.P.,		American
Purchase, NY 10577	Treasurer		since 2000; Vice		Friends of the
Age: 50			President of Sales		National
			and Chief Operating		Museum
			Officer, Olstein		of the
			Capital Management,		Royal Navy;
			L.P., 1994-2000.		National
Maritime
Historical
Society.

Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 76			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

THE OLSTEIN FUNDS

Term of
Office**
	Position	and Length	Principal
	and Office	of Time	Occupation During
Name, Address and Age	with the Trust	Served	the Past Five Years
Officers:

Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 48			since 2000; Vice
President and Chief
Financial Officer, Olstein
Capital Management, L.P.,
1994-2000.

James B. Kimmel	Chief	Since	Senior Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief Compliance
4 Manhattanville Road			Officer, Olstein Capital
Purchase, NY 10577			Management, L.P. since
Age: 55			2007; Vice President,
General Counsel and
Chief Compliance Officer
of Olstein Capital
Management, L.P.,
2004-2007. Previously,
Of Counsel at Stradley
Ronon Stevens &
Young LLP (law firm),
2001 to 2004; Vice
President and Assistant
Counsel in the Corporate
and Securities Group at
Summit Bancorp,
1996-2001;
Associate Attorney,
Investment Management
Practice at Morgan Lewis
& Bockius LLP, from
1990 through 1996.

*
Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates and are considered to be “interested persons” of the Funds within the meaning of the Investment Company Act.

**	Each Trustee holds office for an indefinite term.
+	Erik K. Olstein is the nephew of Robert A. Olstein.

THE OLSTEIN FUNDS

PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?

What we do
How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.

How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account

Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Annual Report.

THE OLSTEIN FUNDS

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Olstein	Trustees
All Cap Value Fund	Robert A. Olstein, Chairman
Fred W. Lange
Olstein	John Lohr
Strategic Opportunities Fund	D. Michael Murray
Daniel G. Nelson
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is submitted for the general
information of the shareholders of the
Funds. The report is not authorized for
distribution to prospective investors in the
Funds unless preceded or accompanied
by an effective Prospectus.

The Olstein Funds	Toll Free Telephone
4 Manhattanville Road	800.799.2113
Purchase, NY 10577	www.olsteinfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange, John Lohr and Lawrence K. Wein are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$28,500	$29,000
Audit-Related Fees	N/A	N/A
Tax Fees	$6,000	$5,000
All Other Fees	N/A	N/A

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre‑approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	$6,000	$5,000
Registrant’s Investment Adviser (and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant)	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)     /s/Robert A. Olstein
Robert A. Olstein, President

Date    September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date    September 5, 2017

By (Signature and Title)      /s/Michael Luper
Michael Luper, Treasurer

Date    September 5, 2017